August 26, 2019

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Attn: Office of Filings, Information & Consumer Services

Re:	Calvert Social Investment Fund (the “Registrant”) (1933 Act File No. 002-75106) on behalf of Calvert Equity Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in a Prospectus dated February 1, 2019 as revised August 16, 2019. The purpose of the filing is to submit the 497(e) filing dated August 16, 2019 in XBRL for the Fund.

Please contact me at (617) 672-8535, if you have any questions or comments.

Very truly yours,

/s/ Linda K. Nishi

Linda K. Nishi

Assistant Vice President